Dear Shareholder:
     Our hearts go out to all the people who have been affected by the events of September 11th. This crisis is a good but very unwanted test of character. The national response to the terrorist tragedy has been exemplary. Our goal in managing your portfolio is to provide an exemplary response to the volatility of stock prices since September 11th, largely by investing your cash reserves on a very selective basis. This is a difficult time to predict the future, but it may be a good time to invest assets in a rational, value-oriented fashion.
     Like the legendary grapes of Tantalus, The Bottom remains maddeningly beyond investors' reach. Estimates of corporate earnings continue to decline, particularly for yesterday's favorite technology stocks, thereby pushing The Bottom of profits farther into the indefinite future. The recent terrorist tragedy further reduced visibility and increased anxiety. Reflecting their frustration (but not capitulation) in finding The Bottom of stock prices, investors sold down the major equity market indices last quarter:

	3rd Qtr	Year to Date
Nasdaq Composite	-30.6%	-39.3%
S&P 500	-14.7%	-20.4%
Russell 1000 Value Index	-11.0%	-12.1%
Morningstar Large Value Funds Index	-12.1%	-13.5%

Your Portfolio	-2.5%	1.5%

Predicting the Past Is Hard

     There was a cynical saying in the former Soviet Union that the past is as uncertain as the future. Each new leader would rewrite the history books to trumpet his own accomplishments and trash those of his predecessors. John Kennedy saw this practice when he met Nikita Khrushchev at Vienna in 1961. Exasperated by the Soviet leader's righteousness, Kennedy asked, "Did you ever admit a mistake?" "Of course," replied Khrushchev calmly, "at the 20th Party Congress I admitted all of Stalin's mistakes."
     Last quarter, government statisticians rewrote our own economic history, much to the disadvantage of investors. The economic boom of the late 1990s has been revised down, and the share of it going to employee compensation has been revised up. Most important for investors, the share of gross domestic product taken by corporate profits has fallen off a cliff. The new data in the graph below shows that a significant portion of "irrational exuberance" during the late 1990s was based on just plain bad information:
     Like government economists, corporate accountants were busy revising history downward, largely through the device of write-offs. A write-off is the accounting profession's way of saying "Oops. We overstated yesterday's profits so today we will take them away." Already announced write-offs for many NASDAQ companies wipe out their last five years of profit, suggesting that much of the stock market boom of the late 1990s was merely a mirage based on inadequate accounting. The weak defense of continuing "nonrecurring charges" is that they are one-time events that an investor should ignore, a defense with which we have little sympathy. That is like the man who awakes with a severe hangover only to learn that at last night's party he danced on the boss's dining table wearing nothing but a lampshade. No matter how much he protests that his action last night, like its counterpart six months before, was a one-time event, there is no escape from the consequences of his behavior.

Predicting the Present Is Hard Too

The end was at hand but was not in sight" is how J.K. Galbraith described the peak of stock prices in 1929. Times have changed, but not the desire of investors to predict when turning points, currently The Bottom, will take place.
     Turning points are notoriously hard not only to predict but also to recognize at the time they happen. Very few investors (none that we know) on March 10th of last year clearly recognized The Top of the greatest speculative mania in American history. Corporate executives found it just as hard to recognize immediate declines in sales and profits from their own companies. A year ago, just as its business was about to crumble, one prominent technology company's CEO announced that his company was "accelerating." In the first quarter of this year he confidently predicted his company's sector "will be back to its 30 to 40 percent growth rate by the second half of 2001." His numbers currently look correct but with a minus sign in front of them. A casual perusal of last year's predictions by analysts and executives leads to the conclusion that a large number of intelligent people were remarkably wrong, not just about the distant future but about the then immediate present.
     Can the same people who never saw The Top be right about today's attempts to see The Bottom in corporate profits and stock prices? Probably not, but the absence of ability to predict the future is no barrier to the presence of attempts to do just that. An economist might view it as a mismatch between supply and demand--There is a large demand for accurate predictions of the future for profits and stock prices but a total absence of supply of them.
     We make no claims about our ability to predict the future. We do, however, try to understand the risks of each company in your portfolio and to invest only with a large margin of safety in case we are wrong, which we are occasionally. We also have three observations that may be helpful in understanding the current wave of predictions about The Bottom for company profits and stock prices:

Looking across the valley of economic weakness is something no one does well. The Bottom, when it comes, is unlikely to be recognized until long after the fact.

Even when The Bottom arrives for corporate profits, there still will be a large element of uncertainty about their future growth. The late 1990s produced a record level of profits for corporate America, at least until the current avalanche of write-offs took some of them away. A return to those glorious growth rates, while possible, seems doubtful. More likely is that companies and their investors will have to settle for making a living rather than making a killing.

Many stock prices today still are set by optimists, few by pessimists. The currently high price/earnings ratios for the stock market averages suggest a large willingness by investors to bet on a rosy future. Even if corporate profits bounce off The Bottom soon, they may do no more than justify today's generous stock prices. If the future turns out to be less rosy than expected, today's stock prices could be vulnerable to tomorrow's disappointment.

Do Cry for Me Argentina

Love and money both impel people to say one thing and do its opposite in the heat of the moment. Lord Byron described Don Juan's first love with the words, "She... whispering 'I will ne'er consent' - consented." More recently, Treasury Secretary Paul O'Neill loudly protested he would not consent to bailouts of developing countries' debts right up to the moment that he consented to and actually led the bailout of Argentina. The need for that bailout is a disappointment but not a surprise. Investors with good memories will recall the lesser developed country debt crisis of the 1970s when, upon being asked what happened to all the money his country borrowed, an Argentine political leader replied with commendable candor, "We enjoyed it very much." Investors with long memories will recall the widespread defaults of the 1930s. History takes over where living memory ends in the form of an engaging old offering circular for the Argentine city of Cordoba which read, "For the past 20 years there has been no record of default in payment of either principal or interest on any debt of the city."1 The reason for that apparently good record was that the city had been unable to borrow anything for two decades because of two previous defaults, including the crisis of 1890 when all the other political subdivisions of Argentina joined in repudiating their foreign obligations.
     The point here is not to pick on Argentina, although that nation enjoys a remarkable record of separating foreigners from their funds. The point is that the Argentine problem illustrates some very relevant lessons for investors here at home:

Some risks are very obvious to anyone who is willing to consider history. Every student who passes Economics 1A learns that corporate capital spending is the most volatile and cyclical part of the economy. The recent fact that capital spending has fallen sharply as the economy slowed modestly should not be a surprise, yet until recently many stocks of companies producing technology capital equipment were priced as though perpetual high growth was guaranteed.

Investor confidence can be as fragile as a startled fawn. Once it starts to run there is no way to predict when it will stop. Argentine investors are trying to protect their assets by exchanging their pesos for our dollars, thereby contracting the nation's money supply and magnifying its economic problems, which in turn makes more investors run, etc. The panic was not helped by the recent revelation that Domingo Cavallo, the finance minister charged with curing the crisis, has substantial personal assets stashed outside the country. Investor panic is not merely a Latin American malady. It happened to our stock market in October 1987 and, since crowd behavior is a constant of human nature, it could happen here again. Late September qualifies as a minor panic in our own market.

Not all risks are as obvious as Argentina. The recent terrorist tragedy came as a complete surprise. Maintaining a margin of safety in your portfolio is the only way to protect against such unpredictable and occasionally disastrous events.

     Preserving your capital is less exciting than growing it, but the balance between those two goals today must favor the former. Our efforts focus on capital preservation in two ways. Our analytic process uses a "devil's advocate" approach to address the risks in a stock both before we buy it and while we hold it. We also concentrate on stocks with a margin of safety to allow for those times when we are wrong about future events. Avoiding the losers is as important as picking the winners, a goal we hope to accomplish by our efforts in risk analysis and by requiring a margin of safety.

Down Is a Four Letter Word -- Cash Is Not

Crisis both creates the anxious compulsion to predict the future and curtails the realistic ability to do so. The recent terrorist tragedy creates a new level of uncertainty that cannot be washed or wished away by the currently abundant predictions of what will happen next. The simple fact is we just don't know the economic consequences right now. One intellectually honest comment came from the CEO of a leading travel services company, "The more I say, the more wrong I am."
     There is no uncertainty, however, about the major stock market decline last month. Part of that decline was a reasonable response to a previously overvalued stock market and to the particular damage done to companies such as airlines. Part of the decline also seems to be a panic reaction by upset investors filled with fear. That fear is creating opportunities for us to invest your cash. During the last years of "irrational exuberance" we raised a large amount of cash in your portfolio; now we are putting that cash to work. We cannot predict the future, but we can invest your capital in a rational, disciplined, value-oriented fashion. Crisis is a good test of character; we will do our best to pass that test in managing your portfolio.

Sincerely,
/s/ James Gipson Chairman & President	/s/ Michael Sandler Co-Manager	/s/ Bruce Veaco Co-Manager	/s/ Peter Quinn Co-Manager

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending September 30, 2001 and for the period since inception (February 29, 1984) was 17.2%, 15.3%, 17.5%, 20.4%, 17.7% and 16.8%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. The Nasdaq Composite Index, which is market-value weighted, measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The S&P 500 is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Russell 1000® Value Index, published by the Frank Russell Company, measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Large Value Funds Index is an index of 871 managed large value mutual funds monitored by Morningstar.
Shares		Value

	Advertising (2.6%)
2,527,600	The Interpublic Group of Companies, Inc.	$ 51,563,040

	Computer Services (2.1%)
1,160,300	Computer Sciences Corporation	38,487,151
139,900	Other	3,740,926
		42,228,077

	Consumer Products (2.5%)
2,229,600	Newell Rubbermaid Inc.	50,634,216

	Food & Tobacco (18.0%)
2,347,800	Philip Morris Companies Inc.	113,375,262
3,111,900	McDonald's Corporation	84,456,966
1,891,000	UST Inc.	62,781,200
2,442,900	Sara Lee Corporation	52,033,770
1,134,200	Kraft Foods, Inc. / Class A	38,982,454
727,124	Tyson Food Inc. Class A	7,2852,782
		358,915,434

	Industrial & Electrical Equipment (1.3%)
662,700	Pitney Bowes Inc.	25,315,140

	Insurance & Financial Services (4.2%)
2,302,300	American Express Company	66,904,838
672,940	Old Republic International Corporation	17,637,757
		84,542,595

	Mortgage Finance (12.1%)
2,325,800	Freddie Mac	151,177,000
884,300	Fannie Mae	70,797,058
319,900	Golden West Financial Corporation	18,586,190
		240,560,248

	Real Estate Investments (12.1%)
1,259,600	Equity Residential Properties Trust	73,560,640
1,316,000	Equity Office Properties Trust	42,112,000
1,374,600	Archstone Communities Trust	35,877,060
1,843,200	Security Capital Group Inc./Class B*	34,486,272
690,900	Apartment Investment & Management Company	31,270,134
775,600	Mack-Cali Realty Corporation	24,043,600
		241,349,706

	Retailing (6.7%)
4,706,000	Staples, Inc.*	62,825,100
2,632,100	Office Depot, Inc.*	35,796,560
785,000	Target Corporation	24,923,750
446,400	Sherwin-Williams	9,919,008
		133,464,418

	Special Situations (7.1%)
1,868,000	R.R. Donnelley & Sons Company	50,529,400
1,721,600	Manpower Inc.	45,329,728
123,900	Great Lakes Chemical Corporation	2,738,190
201,900	Airgas, Inc.*	2,679,213
888,700	Other	41,324,550
		142,601,081

	Total Common Stocks (Cost $1,252,690,235)	1,371,173,955
Short Term Investments (30.9%)
Par Value

State Street Repurchase Agreements (30.9%)
616,516,000	2.000%, due 10/10/01	(Cost $616,516,000)
	Collateralized by U.S. Treasury Obligations, due 10/04/01, 10/31/01, 12/27/01, 01/31/02, and 8/15/02	616,516,000
Total Short Term Investments (Cost $616,516,000)		616,516,000

Total Investment Portfolio (99.6%) (Cost $1,869,206,235)		1,987,689,955

Cash and Receivables less Liabilities (0.4%)		8,880,822
Net Assets (100.0%)		$1,996,570,777

*Non-income producing securities

SHAREHOLDER PRIVACY NOTICE

     The Clipper Fundsm collects nonpublic personal information about you but never discloses this information to third parties and has no intention of doing so. The sources used to collect your information are:

Information we receive from you on applications or other forms; and
Information about your transactions with others, such as your financial advisor, or us.

The Clipper Fundsm will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

Clipper Fundsm receives your prior written consent;
Clipper Fundsm believes the recipient is your authorized representative;
Clipper Fundsm is permitted by law to disclose the information to the recipient in order to service your account(s); or
Clipper Fundsm is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper Fundsm will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper Fundsm through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper Fundsm restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr-valueinvestors.com

DIRECTORS	QUARTERLY REPORT September 30, 2001
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.